Exhibit 10.20
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                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (this "Agreement") entered into as of September 1 , 2004, by and between HERLEY - RSS, INC., a Delaware corporation ("HERLEY") and RELIABLE SYSTEM SERVICES CORP., a Florida Corporation ("RSS"). HERLEY and RSS are referred to collectively herein as the "Parties."

     This Agreement contemplates a transaction in which HERLEY will purchase certain of the assets of RSS in return for cash.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     Section 1. Definitions

     "Acquired Assets" means all right, title, and interest in and to certain of the assets of RSS, including all of its (a) Leased Real Property, (b) tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, tools, jigs, and dies), (c) Intellectual Property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions, (d) leases, subleases, and rights thereunder, (e) agreements, contracts, indentures, mortgages, instruments, Liens, guaranties, other similar arrangements, and rights thereunder, (f) accounts, notes, and other receivables, (g) securities , (h) claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment , (i) franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies, (j) books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, and specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials ; provided, however, that the Acquired Assets shall not include (i) the corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of RSS as a corporation or limited liability company (ii) Cash, or
(iii) any of the rights of RSS under this Agreement (or under any side agreement between RSS on the one hand and HERLEY on the other hand entered into on or after the date of this Agreement).

     "Adverse Consequences" with respect to RSS, Powers and Perez-Falcon shall mean:

     (i) any breach or default in the performance by RSS of any covenant or agreement of RSS contained herein or in any certificate delivered pursuant hereto at the Closing;

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     (ii) any breach of  warranty or  representation  made by RSS  contained  in
Section 3 of this Agreement or in any certificate delivered pursuant hereto at the Closing; or

     (iii) any Losses arising out of any Excluded  Liabilities.

     With respect to Herley, Adverse Consequences shall mean any breach of warranty or representation contained in Section 4 of this Agreement or in any certificate delivered pursuant hereto at the Closing.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Affiliated  Group" means any  affiliated  group within the meaning of Code
Section 1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

     "Assumed Liabilities" means (a) all liabilities of RSS set forth on the face of the Most Recent Balance Sheet , (b) all liabilities of RSS which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (other than any liability resulting from, arising out of, relating to, in the nature of, or caused by any breach of contract, breach of warranty, tort, infringement, violation of law, or environmental matter, including without limitation those arising under Environmental, Health, and Safety Requirements),
(c) all obligations of RSS under the agreements, contracts, leases, licenses, and other arrangements referred to in the definition of Acquired Assets either
(i) to furnish goods, services, and other non-Cash benefits to another party after the Closing or (ii) to pay for goods, services, and other non-Cash benefits that another party will furnish to it after the Closing; provided, however, that, notwithstanding the above, the Assumed Liabilities shall not include (aa) any liability of RSS for Taxes, (bb) except as provided in Section 8(l) below, any liability of RSS for transfer, sales, use, and other Taxes arising in connection with the consummation of the transactions contemplated hereby, or (cc) any liability of RSS for costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, or(dd) any liability or obligation of RSS under this Agreement (or under any side agreement between RSS on the one hand and HERLEY on the other hand entered into on or after the date of this Agreement).

     "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "Cash" means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

     "CERCLA" has the meaning set forth in Section 3(z).

     "Closing" has the meaning set forth in Section 2(e) below.

     "Closing Date" has the meaning set forth in Section 2(e) below.

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     "Closing  Date  Balance  Sheet" has the meaning  set forth in Section  2(d)
below.

     "COBRA" means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code Section 4980B and of any similar state law.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Confidential Information" means any information concerning the businesses and affairs of RSS that is not already generally available to the public.

     "RSS" has the meaning set forth in the preface above.

     "Disclosure Schedule" has the meaning set forth in Section 3 below.

     "Employee Benefit Plan" means any "employee benefit plan" (as such term is defined in ERISA Section 3(3)) and any other employee benefit plan, program or arrangement of any kind.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA Section 3(2).

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA Section 3(1).

     "Environmental, Health, and Safety Requirements" shall mean all federal, state, local, and foreign statutes, regulations, ordinances, and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances, or wastes, chemical substances, or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, or radiation.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means each entity that is treated as a single employer with RSS for purposes of Code Section 414.

     "Estoppel Certificates" has the meaning set forth in Section 6(a) below.

     "Excess Loss Account" has the meaning set forth in Reg. Section 1.1502-19.

     "Excluded Liabilities" shall mean the liabilities set forth in (aa) through
(dd) within the definition of Assumed Liabilities and any liability resulting from, arising out of, relating to, in the nature of, or caused by the operation of the business of RSS prior to the Closing and not specifically assumed by HERLEY in this Agreement.

     "Fiduciary" has the meaning set forth in ERISA Section 3(21).

     "Financial Statements" has the meaning set forth in Section 3(g) below.

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     "GAAP" means United States generally accepted  accounting  principles as in effect from time to time, consistently applied.

     "HERLEY" has the meaning set forth in the preface above.

     "Improvements" has the meaning set forth in Section 3(l) below.

     "Income Tax" means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

     "Income Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Intellectual Property" means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names, and rights in telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals),
(f) all computer software (including source code, executable code, data, databases, and related documentation), (g) all material advertising and promotional materials, (h) all other proprietary rights, and (i) all copies and tangible embodiments thereof (in whatever form or medium).

     "Intercompany Transaction" has the meaning set forth in Reg. Section 1.1502-13.

     "Knowledge" means actual knowledge after reasonable investigation.

     "Lease Consents" has the meaning set forth in Section 6(a) below.

     "Leased Real Property" means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by RSS.

     "Leases" means all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals, guaranties and other agreements with respect thereto, pursuant to which RSS holds any Leased Real Property.

     "Lien" means any mortgage, pledge, lien, encumbrance, charge, or other security interest.

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     "Material  Adverse Effect" or "Material Adverse Change" means any effect or change that would be materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of RSS, taken as a whole, or on the ability of any Party to consummate timely the transactions contemplated hereby.

     "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

     "Most Recent Financial Statements" has the meaning set forth in Section 3(g) below.

     "Most Recent Fiscal Month End" has the meaning set forth in Section 3(g) below.

     "Most Recent Fiscal Year End" has the meaning set forth in Section 3(g) below.

     "Multiemployer Plan" has the meaning set forth in ERISA Section 3(37).

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Party" has the meaning set forth in the preface above.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity or a governmental entity (or any department, agency, or political subdivision thereof).

     "Prohibited Transaction" has the meaning set forth in ERISA Section 406 and Code Section 4975.

     "Purchase Price" has the meaning set forth in Section 2(c) below.

     "Reportable Event" has the meaning set forth in ERISA Section 4043.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons owns a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity's gains or losses or shall

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be or control any managing  director or general  partner of such business entity
(other than a corporation). The term "Subsidiary" shall include all Subsidiaries of such Subsidiary.

     "Systems" has the meaning set forth in Section 3(aa) below.

     "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section
59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     Section 2. Basic Transaction.

     (a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, HERLEY agrees to purchase from RSS, and RSS agrees to sell, transfer, convey, and deliver to HERLEY, all of the Acquired Assets at the Closing for the consideration specified below in this Section 2.

     (b) Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, HERLEY agrees to assume and become responsible for all of the Assumed Liabilities at the Closing. HERLEY will not assume or have any responsibility, however, with respect to any other obligation or liability of RSS not included within the definition of Assumed Liabilities.

     (c) Purchase Price. HERLEY agrees to pay to RSS at the Closing the sum of $3,725,000 (the "Purchase Price") payable by wire transfer.

     (d) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Herley Industries, Inc. in Lancaster, Pennsylvania, commencing at 9:00 a.m. local time on September 20, 2004.

     (e) Deliveries at the Closing. At the Closing, (i) RSS will deliver to HERLEY the various certificates, instruments, and documents referred to in
Section 6(a) below; (ii) HERLEY will deliver to RSS the various certificates, instruments, and documents referred to in Section 6(b) below; (iii) RSS will execute, acknowledge (if appropriate), and deliver to HERLEY or caused to be delivered to HERLEY such instruments of sale, transfer, conveyance, and assignment as HERLEY and its counsel reasonably may request; (iv) HERLEY will execute, acknowledge (if appropriate), and deliver to RSS such instruments of assumption as RSS and its counsel reasonably may request; and (v) HERLEY will deliver to RSS the consideration specified in Section 2(c) above.

     (f) Allocation. The Parties agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and Tax purposes) in accordance with the allocation schedule attached hereto as Exhibit E.

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     Section 3. RSS and Principal Stockholders'  Representations and Warranties.
RSS  and  Emilio  Power  and  Tony   Perez-Falcon   (hereafter   the  "Principal
Stockholders"), jointly and severally, represent and warrant to HERLEY that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the disclosure schedule accompanying this Agreement (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

     (a) Organization of RSS. RSS is a corporation duly organized, validly existing, and in good standing under the laws of Florida.

     (b) Authorization of Transaction. RSS has full power and authority (including full corporate or other entity power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors and shareholders of RSS have duly authorized the execution, delivery, and performance of this Agreement by RSS. This Agreement constitutes the valid and legally binding obligation of RSS, enforceable in accordance with its terms and conditions.

     (c) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which RSS is subject or any provision of the charter or bylaws of RSS or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which RSS is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Lien would not have a Material Adverse Effect. RSS does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency or any other third party in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in Section 2 above).

     (d) Brokers' Fees. RSS has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which HERLEY could become liable or obligated.

     (e) Title to Assets. RSS has good and marketable title to, or a valid leasehold interest in, the properties and assets used by them, located on their premises, or shown on their Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Liens, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet. Without limiting the generality of the foregoing, RSS has good and marketable title to all of the Acquired Assets, free and clear of any Lien or restriction on transfer.

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     (f) Subsidiaries. RSS has no subsidiaries.

     (g) Financial Statements. Attached hereto as Exhibit F are the following financial statements (collectively the "Financial Statements"): (i) balance sheet and statement of income, as of and for the fiscal year ended December 31, 2003 (the "Most Recent Fiscal Year End") for RSS; and (ii) balance sheets and statements of income (the "Most Recent Financial Statements") as of and for the six (6) months ended June 30, 2004 (the "Most Recent Fiscal Month End") for RSS. The Financial Statements present fairly the financial condition of RSS as of such dates and the results of operations of RSS for such periods; provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

     (h) Events Subsequent to Most Recent Fiscal Year End. Since the Most Recent Fiscal Year End, there has not been any Material Adverse Change. Without limiting the generality of the foregoing, since that date:

          (i) RSS has not sold, leased, transferred, or assigned any material assets, tangible or intangible, outside the Ordinary Course of Business;

          (ii) RSS has not entered into any material agreement, contract, lease, or license outside the Ordinary Course of Business;

          (iii) RSS has not accelerated, terminated, made material modifications to, or cancelled any material agreement, contract, lease, or license to which RSS is a party or by which they are bound;

          (iv) RSS has not imposed any Lien upon any of its assets, tangible or intangible;

          (v) RSS has not made any material capital expenditures outside the Ordinary Course of Business;

          (vi) RSS has not made any material capital investment in, or any material loan to, any other Person outside the Ordinary Course of Business;

          (vii) RSS has not transferred, assigned, or granted any license or sublicense of any material rights under or with respect to any Intellectual Property; (viii) there has been no change made or authorized in the charter or bylaws of RSS;

          (ix) RSS has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (x) RSS has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

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          (xi)  RSS has not  made  any  loan  to,  or  entered  into  any  other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xii) RSS has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

          (xiii) RSS has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xiv) RSS has not adopted, amended, modified, or terminated any bonus, profit sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

          (xv) RSS has not made any other material change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xvi) RSS has not changed its normal business practices or taken any other action outside the Ordinary Course of Business in order to generate Cash;

          (xvii) RSS has not made any loans or advances of money; and

          (xviii) RSS has not committed to any of the foregoing.

     (i) Undisclosed Liabilities. RSS has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), except for (i) liabilities set forth on the face of the Most Recent Balance Sheet and (ii) liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business.

     (j) Legal Compliance. RSS has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and including the Foreign Corrupt Practices Act, 15 U.S.C. 78dd-1, et. seq.) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

     (k) Real Property.

          (i) RSS owns no real property.

          (ii) Section 3(k)(ii) of the Disclosure Schedule sets forth the address of each parcel of Leased Real Property, and a true and complete list of all Leases for each such Leased Real Property (including the date and name of the parties to such Lease document). RSS has delivered to HERLEY a true and complete copy of each such Lease document.

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          (iii) The Leased Real Property  identified in Section  3(k)(ii) of the
     Disclosure Schedule (the "Real Property") comprises all of the real property used or intended to be used in the business of RSS; and RSS is not a party to any agreement or option to purchase any real property or interest therein.

          (iv) All buildings, structures, fixtures, building systems and equipment, and all components thereof, included in the Real Property (the "Improvements") are in good condition and repair and sufficient for the operation of the business of RSS as historically operated. There are no facts or conditions affecting any of the Improvements which would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation of the business of RSS as currently conducted thereon.

          (v) The Leased Real Property is in material compliance with all applicable building, zoning, subdivision, health and safety and other land use laws, including the Americans with Disabilities Act of 1990, as amended.

          (vi) A portion of the Real Property is subleased to the United States Air Force.

    (l) Intellectual Property.

          (i) RSS has not interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of third parties in any material respect, and none of the directors and officers of RSS has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that RSS must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the directors and officers of RSS, no third party has interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of RSS in any material respect.

          (ii) Section 3(l)(ii) of the Disclosure Schedule identifies each patent or registration which has been issued to RSS with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which RSS has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which RSS has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). RSS has delivered to HERLEY correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date).
     Section 3(l)(ii) of the Disclosure Schedule also identifies each trade name or unregistered trademark, service mark, corporate name, Internet domain name, copyright, and computer software item used by RSS in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in Section 3(l)(ii) of the Disclosure Schedule:

          (A) RSS possesses all right, title, and interest in and to the item, free and clear of any Lien, license, or other restriction;

          (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

          (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of the directors and officers of RSS, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

          (D) RSS has not agreed to  indemnify  any  Person  for or against  any
     interference,  infringement,   misappropriation,  or  other  conflict  with
     respect to the item, except in the Ordinary Course of Business.

          (iii) Section 3(l)(iii) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that RSS uses pursuant to license, sublicense, agreement, or permission. RSS has delivered to HERLEY correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each such item of used Intellectual Property required to be identified in Section 3(l)(iii) of the Disclosure Schedule:

          (A) the license,  sublicense,  agreement,  or permission  covering the item is legal, valid, binding, enforceable, and in full force and effect in all material respects;

          (B) no party to the license, sublicense, agreement, or permission is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

          (C) no party to the license, sublicense, agreement, or permission has repudiated any material provision thereof;

          (D) RSS has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission; and

          (E) no loss or expiration of the item is threatened, pending, or reasonably foreseeable, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by RSS, including without limitation, a failure by RSS to pay any required maintenance fees).

     (m) Tangible Assets. The buildings, machinery, equipment, and other tangible assets that RSS owns and leases are free from material defects (patent and latent), have been maintained in accordance with normal industry practice, and are in good operating condition and repair (subject to normal wear and tear).

     (n) Inventory. The inventory of RSS consists of raw materials and supplies, manufactured and processed parts, work in process, and finished goods, all of which is merchantable and fit for the purpose for which it was procured or manufactured and RSS has provided a reserve for obsolete, damaged or defective inventory as set forth on the face of the Most Recent Balance Sheet.

     (o) Contracts. Section 3(o) of the Disclosure Schedule lists the following contracts and other agreements to which RSS is a party:

          (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

          (ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year or involve consideration in excess of $10,000;

          (iii) any agreement concerning a partnership or joint venture;

          (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $10,000 or under which it has imposed a Lien on any of its assets, tangible or intangible;

          (v) any agreement concerning confidentiality or non-competition;

          (vi) any agreement involving any RSS Affiliates (other than RSS);

          (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

          (viii) any collective bargaining agreement;

          (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $25,000 or providing material severance benefits;

          (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xi) any agreement under which the consequences of a default or termination could have a Material Adverse Effect.

          (xii) any agreement under which it has granted any Person any registration rights (including, without limitation, demand and piggyback registration rights);

          (xiii) any agreement under which RSS has advanced or loaned any other Person amounts in the aggregate exceeding $10,000; or

          (xiv) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $25,000.

RSS has delivered to HERLEY a correct and complete copy of each written agreement listed in Section 3(o) of the Disclosure Schedule (as amended to date) and a written summary setting forth the material terms and conditions of each oral agreement referred to in Section 3(o) of the Disclosure Schedule. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect in all material respects; (B) no party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; and (C) no party has repudiated any material provision of the agreement.

     (p) Accounts Receivable. All accounts receivable of RSS are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet.

     (q) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of RSS.

     (r) Insurance. Section 3(r) of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) which will be assumed by HERLEY:

          (i) the name, address, and telephone number of the agent;

          (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

          (iii) the policy number and the period of coverage;

          (iv) the scope (including an indication of whether the coverage is on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

          (v) a description of any retroactive premium adjustments or other material loss- sharing arrangements.

With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect in all material respects; (B) RSS, nor any other party to the policy is in material breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination, modification, or acceleration, under the policy; and (C) no party to the policy has repudiated any material provision thereof. Section 3(r) of the Disclosure Schedule describes any material self-insurance arrangements affecting RSS.

     (s) Litigation. Section 3(s) of the Disclosure Schedule sets forth each instance in which RSS (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the Knowledge of the directors and officers of RSS, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

     (t) Product Warranty. All of the products manufactured, sold, leased, and delivered by RSS have conformed in all respects with all applicable contractual commitments and all express and implied warranties, and RSS has no liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) for replacement or repair thereof or other damages in connection therewith, that will exceed $50,000 in the aggregate. Each agreement for products manufactured, sold, leased and delivered by RSS is the subject of contractual negotiation related to warranty and as such, no standard terms and conditions, including that related to warranty, are used.

     (u) Product Liability. RSS has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by RSS.

     (v) Guaranties. RSS is not a guarantor or otherwise responsible for any liability or obligation (including indebtedness) of any other Person.

     (w) Environmental, Health, and Safety Matters.

          (i) RSS, and its predecessors have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements.

          (ii) Without limiting the generality of the foregoing, RSS has obtained, has complied, and is in compliance with, in each case in all material respects, all material permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of its facilities and the operation of its business; a list of all such material permits, licenses and other authorizations is set forth on Section 3(w)(ii) of the Disclosure Schedule.

          (iii) RSS has not received any written or oral notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any material investigatory, remedial or corrective obligations, relating to its facilities arising under Environmental, Health, and Safety Requirements.

          (iv) Except as set forth on Section 3(w)(iv) of the Disclosure Schedule, none of the following exists at any property or facility owned or operated by RSS: (1) underground storage tanks, (2) asbestos-containing material in any friable and damaged form or condition, (3) materials or equipment containing polychlorinated biphenyls, or (4) landfills, surface impoundments, or disposal areas.

          (v) Neither RSS, nor any of its predecessors has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to material liabilities, including any material liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or the Solid Waste Disposal Act, as amended or any other Environmental, Health, and Safety Requirements.

          (vi) Neither this Agreement nor the consummation of the transaction that is the subject of this Agreement will result in any material obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health, and Safety Requirements.

     Section 4. HERLEY's Representations and Warranties. HERLEY represents and warrants to RSS that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

     (a) Organization of HERLEY. HERLEY is a corporation duly organized, validly existing, and in good standing under the laws of Delaware.

     (b) Authorization of Transaction. HERLEY has full power and authority (including full corporate power or other entity and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of HERLEY, enforceable in accordance with its terms and conditions. HERLEY need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by HERLEY.

     (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which HERLEY is subject or any provision of its charter, or other governing documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which HERLEY is a party or by which it is bound or to which any of its assets is subject. HERLEY does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in Section 2 above).

     (d) Brokers' Fees. HERLEY has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which RSS could become liable or obligated.

     Section 5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     (a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in Section 6 below).

     (b) Notices and Consents. RSS will give any notices to third parties, and RSS will use its reasonable best efforts to obtain any third party consents referred to in Section 3(c) above, and any other items set forth in Section 5(b) of the Disclosure Schedule. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(c) and Section 4(c) above.

     (c) Operation of Business. RSS will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business.

     (d) Preservation of Business. RSS will keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, insurance policies, and relationships with lessors, licensors, suppliers, customers, and employees.

     (e) Full Access. RSS will permit representatives of HERLEY (including legal counsel and accountants) to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of RSS, to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to RSS. HERLEY will treat and hold as such any Confidential Information it receives from RSS, in the course of the reviews contemplated by this Section 5(e), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to RSS , all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

     (f) Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above. No disclosure by any Party pursuant to this Section 5(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (g) Exclusivity. RSS will not (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of RSS (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing.

     Section 6. Conditions to Obligation to Close.

     (a) Conditions to HERLEY 's Obligation. The obligation of HERLEY to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) The representations and warranties set forth in Section 3 above shall be true and correct in all respects at and as of the Closing Date;

          (ii) RSS shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) RSS shall have procured (or made reasonable arrangements to procure) all of the third party consents specified in Section 5(b) above;

          (iv) No action, suit, or proceeding shall be pending before any court or quasi- judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of HERLEY to own the Acquired Assets and to operate the former businesses of RSS;

          (v) RSS shall have delivered to HERLEY a certificate to the effect that each of the conditions specified above in Section 6(a)(i)-(iv) is satisfied in all respects;

          (vi) HERLEY shall have received from counsel to RSS an opinion in form and substance as set forth in Exhibit G attached hereto, addressed to HERLEY , and dated as of the Closing Date;

          (vii) All actions to be taken by RSS in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to HERLEY ;

          (viii) HERLEY shall have entered into a lease agreement for the premises located at 91 East Drive, Melbourne, Florida on the terms set forth as Exhibit 6(a).

          (ix) HERLEY shall have entered into a non-competition agreement with Antonio J. Perez-Falcon in the form annexed hereto as Exhibit 6(b).

          (x) HERLEY shall have entered into a non-competition agreement with Emilio J. Power in the form annexed hereto as Exhibit 6(c).

          (xi) RSS shall have delivered to HERLEY copies of the certificates of good standing of RSS, issued on or soon before the Closing Date by the Secretary of State (or comparable officer) of the jurisdiction of RSS' organization and of each jurisdiction in which RSS is qualified to do business; and

HERLEY may waive any condition specified in this Section 6(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to RSS's Obligation. The obligation of RSS to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) HERLEY shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) no action, suit, or proceeding shall be pending before any court or quasi- judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or
     (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (iv) HERLEY shall have delivered to RSS a certificate to the effect that each of the conditions specified above in Section 6(b)(i)-(iii) is satisfied in all respects;

          (v) RSS, and HERLEY shall have received all material authorizations, consents, and approvals of governments and governmental agencies referred to in Section 3(c) and Section 4(c) above;

          (vi) RSS shall have received from counsel to HERLEY an opinion in form and substance as set forth in Exhibit H attached hereto, addressed to RSS, and dated as of the Closing Date; and

          (vii) RSS shall have entered into a lease agreement for the premises located at 91 East Drive, Melbourne, Florida in the form annexed hereto as
     Exhibit 6(a).

          (viii) all actions to be taken by HERLEY in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to RSS.

RSS may waive any condition specified in this Section 6(b) if it executes a writing so stating at or prior to the Closing.

          Section 7. Termination.

     (a) Termination of Agreement. The Parties may terminate this Agreement as provided below:

          (i) The parties may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (ii) HERLEY may terminate this Agreement by giving written notice to RSS at any time prior to the Closing (A) in the event RSS has breached any representation, warranty, or covenant contained in this Agreement in any material respect, HERLEY has notified RSS of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 1, 2004, by reason of the failure of any condition precedent under Section 6(a) hereof (unless the failure results primarily from HERLEY itself breaching any representation, warranty, or covenant contained in this Agreement); and

          (iii) RSS may terminate this Agreement by giving written notice to HERLEY at any time prior to the Closing (A) in the event HERLEY has breached any representation, warranty, or covenant contained in this Agreement in any material respect, RSS has notified HERLEY of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 1, 2004, by reason of the failure of any condition precedent under
     Section 6(b) hereof (unless the failure results primarily from RSS itself breaching any representation, warranty, or covenant contained in this Agreement).

     (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party; provided, however, that the confidentiality provisions contained in Section 5(e) above shall survive termination and RSS shall have liability for breach of Section 5(g).

     Section 8. Remedies for Breaches of This Agreement.

     (a) Survival of Representations and Warranties.

          (i) The representations and warranties made pursuant to Section 3 of this Agreement shall not terminate, but shall survive the Closing and continue in effect until following the Closing Date as follows:

               (A)  the   representations  and  warranties  under  Section  3(l)
          (Intellectual Property) and Section 3(w) (Environmental) shall remain in effect until three (3) years following the Closing Date; and

               (B) the representations and warranties under Sections 3(a) and 4 shall remain in effect until two (2) years following the Closing Date.

provided, however, that any such representation or warranty as to which a claim shall have been asserted during such survival period shall continue in effect until such time as such claim shall have been resolved or settled.

     (b) Survival of Covenants and Agreements. Except as expressly provided in this Agreement, all covenants and agreements made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall not terminate but shall survive the Closing.

     (c) Indemnification Provisions for HERLEY's Benefit.

          (i) In the event of a breach of any of the representations, warranties, and covenants contained in this Agreement, and provided that HERLEY makes a written claim for indemnification against RSS and the Principal Shareholders pursuant to Section 8(f) below within the survival period, then RSS and each of the Principal Shareholders, jointly and severally, shall be obligated to indemnify HERLEY from and against the entirety of any Adverse Consequences HERLEY may suffer (including any Adverse Consequences HERLEY may suffer after the end of any applicable survival period) directly resulting from, arising out of, relating to, or caused by the breach; provided, however, that RSS and the Principal Shareholders, shall not have any obligation to indemnify HERLEY from and against any Adverse Consequences resulting from, arising out of, relating to, or caused by the breach of any representation or warranty of RSS or the Principal Shareholders if such breach involves Adverse Consequences of less than $10,000 and until HERLEY has suffered Adverse Consequences in excess of a $25,000 aggregate deductible (after which point RSS and the Principal Shareholders will be obligated only to indemnify HERLEY from and against further such Adverse Consequences) by reason of all breaches in excess of $10,000.

     (d) Indemnification Provisions for RSS's Benefit.

          (i) In the event HERLEY breaches any of its representations, warranties, and covenants contained in this Agreement, and, provided that any RSS Stockholder makes a written claim for indemnification against HERLEY pursuant to Section 8 within the survival period, (if there is an applicable survival period pursuant to Section 8(a) above), then HERLEY shall indemnify RSS from and against the entirety of any Adverse Consequences suffered (including any Adverse Consequences suffered after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

          (ii) HERLEY agrees to indemnify RSS from and against the entirety of any Adverse Consequences RSS may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Assumed Liability.

     (e) Intentionally left blank.

     (f) Matters Involving Third Parties.

          (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing.

          (ii) Any Indemnifying Party will have the right to assume the defense of the Third Party Claim with counsel of his or its choice reasonably satisfactory to the Indemnified Party at any time within 15 days after the Indemnified Party has given notice of the Third Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third

     Party Claim actively and diligently thereafter in order to preserve its rights in this regard; and provided further that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim.

          (iii) So long as the Indemnifying Party has assumed and is conducting the defense of the Third Party Claim in accordance with Section 8(d) (ii) above, (A) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages by one or more of the Indemnifying Parties and does not impose an injunction or other equitable relief upon the Indemnified Party and (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party.

          (iv) In the event none of the Indemnifying Parties assumes and conducts the defense of the Third Party Claim in accordance with Section 8(e)(ii) above, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner he or it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith) and (B) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

     (g) Determination of Adverse Consequences. The Parties shall make appropriate adjustments for insurance coverage in determining Adverse Consequences for purposes of this Section 8. Indemnification payments under this
Section 8 shall be paid by the Indemnifying Party without reduction for any Tax Benefits available to the Indemnified Party. However, to the extent that the Indemnified Party recognizes Tax Benefits as a result of any Adverse Consequences, the Indemnified Party shall pay the amount of such Tax Benefits (but not in excess of the indemnification payment or payments actually received from the Indemnifying Party with respect to such Adverse Consequences) to the Indemnifying Party as such Tax Benefits are actually recognized by the Indemnified Party. For this purpose, the Indemnified Party shall be deemed to recognize a tax benefit ("Tax Benefit") with respect to a taxable year if, and to the extent that, the Indemnified Party's cumulative liability for Taxes through the end of such taxable year, calculated by excluding any Tax items attributable to the Adverse Consequences and the receipt of indemnification payments under this Section 8 from all taxable years, exceeds the Indemnified Party's actual cumulative liability for Taxes through the end of such taxable year, calculated by taking into account any Tax items attributable to the Adverse Consequences and the receipt of indemnification payment under this
Section 8 for all taxable years (to the extent permitted by relevant Tax law and treating such Tax items as the last items taken into account for any taxable year). All indemnification payments under this Section 8 shall be deemed adjustments to the Purchase Price.

     (h) Exclusive Remedy. HERLEY, RSS and the Principal Shareholders acknowledge and agree that the foregoing indemnification provisions in this
Section 8 shall be the exclusive remedy of HERLEY with respect to the representations, warranties and covenants contained in this Agreement, including but not limited to claims of breaches of the representations and warranties contained in Section 3, and the transactions contemplated by this Agreement.

     (i) Limitation of Liability. Notwithstanding anything contained herein to the contrary, the liability of RSS and the Principal Shareholders shall be limited in the aggregate for any and all claims related to this Agreement to a sum not to exceed the amount of the Purchase Price.

     Section 9. Miscellaneous.

     (a) Exclusivity. No RSS Stockholder will (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of RSS (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. No RSS Stockholders will vote their RSS Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange.

     (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, except that no such approval shall be necessary to the extent disclosure is required by Applicable Law or applicable stock exchange rules or any listing agreement of any party hereto.

     (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

     (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that HERLEY may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, however any such assignment shall not be construed to expand the responsibilities of any party to an Employment Agreement or Consulting Agreement entered into in connection with the closing of this Agreement, and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases HERLEY nonetheless shall remain liable and responsible for the performance of all of its obligations hereunder).

     (f)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts (including by means of facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g) Headings. The section headings contained in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

     (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) four business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

        If to HERLEY:
        ------------

        Herley - RSS, Inc.
        101 North Point Boulevard
        Lancaster, Pennsylvania  17601-4133
        Fax:  717-397-9503

        Copy to:

        David H. Lieberman, Esq.
        Beckman, Lieberman & Barandes, LLP
        100 Jericho Quadrangle, Suite 329
        Jericho, New York 11753
        Fax:  516-433-5858


        If to RSS:
        ---------

        Reliable System Services Corp.
        91 East Drive
        Melbourne, Florida 32904
        Fax:  (321) (321) 255-6500


        Copy to:

        James M. O'Brien, Esq.
        O'Brien Riemenschneider, P.A.
        1686 West Hibiscus Boulevard
        Melbourne, Florida 32901

        Antonio J. Perez-Falcon
        4805 Sweet Gum Place
        Melbourne, Florida  32904

        Emilio J. Power
        4812 Union Cypress Place
        Melbourne, Florida  32904


Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of Delaware without giving effect to any choice or conflict of law provision or rule (whether of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Delaware.

     (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by HERLEY and RSS. No waiver by any Party of any provision of the Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (l) Expenses. Each of the Parties will bear his, her, or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby (except as otherwise provided herein).

     (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     (n) Governing Language. This Agreement has been negotiated and executed by the Parties in English. In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall prevail.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                                        HERLEY - RSS, INC.

                                        By: /s/
                                        ---------------------------------

                                        Title:______________

                                        RELIABLE SYSTEM SERVICES CORP.

                                        By: /s/
                                        ---------------------------------

                                        Title:______________

ACCEPTED AND AGREED TO BY;

/s/____________________________
   Emilio J. Power

/s/____________________________
   Antonio Perez-Falcon